Others, Net	12 Months Ended
Dec. 31, 2022
Others, Net [Abstract]
Others, Net
15. Others, Net

	For the year ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
Government grants	28,644	42,202	87,468
Foreign exchange (losses)/gains	(23,935)	(5,005)	4,051
Fair value changes of short-term investments	9,396	28,810	2,477
Impairment of long-term investments	—	(7,000)	(10,300)
Donation	(1,459)	(9,801)	(5,450)
VAT exemption due to the COVID-19 (Note 10)	51,889	(5,353)	—
Loss from lease termination	—	(2,809)	(1,168)
Remeasured loss from previously held interest (Note 5)	—	(2,456)	—
Others	(3,483)	(1,915)	4,367

Total	61,052	36,673	81,445

Government grants mainly refers to the input VAT super-credit. Pursuant to the China’s VAT reform, from April 1, 2019 to December 31, 2022, general tax payers engaged in providing production and daily life services, are allowed to claim an additional 10% and 15% super-credit on their input VAT (with the 15% rate applicable from October 1, 2019).